UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 15, 2023

Newbury Street Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40251	85-3985188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 High Street, Floor 3, Boston, MA 02110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 893-3057

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Redeemable Warrant	NBSTU	The Nasdaq Stock Market LLC

Common Stock, par value $0.0001 per share	NBST	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock for $11.50 per share	NBSTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed in a Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 12, 2022 by Newbury Street Acquisition Corporation (the “Company”), the Company issued a promissory note (the “Note”) in the principal amount of $400,000 to the Company’ sponsor, Newbury Street Acquisition LLC (the “Sponsor”), on May 3, 2022.

On March 15, 2023, the Company amended and restated the Note (the “Amended Note”) in its entirety to (1) increase the principal amount thereunder from $400,000 to $900,000 and (2) remove the right of the holder of the Amended Note to convert all or any portion of the unpaid principal balance of the note into the Company’s units and related registration rights for such units (including underlying securities). The Amended Note is non-interest bearing and and is payable on the earlier of (i) the date on which the Company consummates its initial business combination and (ii) the date that the winding up of the Company is effective.

The issuance of the Amended Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Amended Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Amended and Restated Promissory Note of the Company, dated March 15, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newbury Street Acquisition Corporation

	By:	/s/ Thomas Bushey
		Name:	Thomas Bushey
		Title:	Chief Executive Officer

Dated: March 20, 2023